CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report, Amendment No. 1 to Form 10-QSB of West Africa Gold, Inc., Inc. for the Quarter Ending June 30, 2004, I, Richard Axtell, Chief Executive Officer and Chief Financial Officer of West Africa Gold, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such quarterly report, Amendment No. 1 to Form 10-QSB for the period ending June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report, Amendment No. 1 to Form 10-QSB for the period ended June 30, 2004, fairly represents in all material respects, the financial condition and results of operations of WEST AFRICA GOLD, INC.


Dated:   November 2, 2004

WEST AFRICA GOLD, INC.

By:  /s/ Richard Axtell
-----------------------
         Richard Axtell
         Chief Executive Officer
         Chief Financial Officer